Item 1: Report to Shareholders

Prime Reserve Portfolio	June 30, 2006

The views and opinions in this report were current as of June 30, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Dear Investor

Money market yields rose in the six-month period ended June 30, 2006, as the Federal Reserve gradually lifted the fed funds target rate to 5.25%, a five-year high. Money market securities are an attractive fixed-income investment, given that short-term interest rates are about the same as intermediate- and long-term bond yields.

Economy and Interest Rates

Economic growth, which accelerated at the beginning of 2006, seems to have moderated somewhat in the second quarter. Consumer spending decelerated amid rising interest rates and high oil and gas prices. Gradually rising mortgage rates have helped cool the housing market, though without a significant economic impact, and job growth has softened. On the other hand, business investment has been strong, manufacturing activity seems healthy, and the unemployment rate dipped to a cyclical low of 4.6% in May and June.

Although inflation has been mostly contained, central bank officials expressed concerns about measures of inflation rising above their comfort zone. In response, the Federal Reserve raised the federal funds target rate in the last six months from 4.25% to 5.25%, a level the short-term benchmark has not seen in five years. The central bank has now lifted the target rate 17 times since mid-2004.

The Fed’s rate increases have substantially boosted the yields offered by money market instruments. As shown in the graph above, 90-day and 6-month Treasury bill yields continued to rise in the first half of 2006, closely tracking the fed funds rate.

The portfolio returned 2.10% and 3.80% for the 6- and 12-month periods ended June 30, 2006, respectively. As shown in the Performance Comparison table, the portfolio outperformed its Lipper benchmark in both periods, thanks to our favorable maturity posture. The portfolio’s returns have increased with each rate hike by the Federal Reserve, and its annualized seven-day simple yield at the end of June 2006 was 4.63%, well above 0.68% just two years ago.

After the Fed’s late-June monetary policy meeting, the central bank issued a statement that many interpreted as an indication that the Fed was finished raising short-term rates. In that statement, central bank officials acknowledged that moderating economic growth “should help to limit inflation pressures over time” and that “the extent and timing of any additional firming” will depend on incoming economic and inflation data.

We do not believe that the Fed is finished, however. In fact, we believe that rising inflation will prompt the Fed to raise the fed funds rate a few more times. At an international monetary conference in early June, Fed Chairman Ben Bernanke characterized inflation trends in the previous three- and six-month periods as “unwelcome developments.” In addition, inflation-adjusted, or “real,” short-term interest rates are around 3%—a level that is still low by historical standards given an environment of strong economic growth and inflation that is at the upper end of a range that Fed officials consider consistent with “price stability.” A real fed funds rate of 3.5% has been the minimal level reached when nominal short-term rates have peaked in the recent past.

For most of the last two years, we allowed the portfolio’s weighted average maturity to closely mirror the six-week meeting cycle of the Federal Reserve’s Open Market Committee, which sets the fed funds target rate. This strategy has allowed us to turn over all holdings in the portfolio to take advantage of the higher yields that become available as interest rates rise. However, as the money market began to discount the end of the Fed’s tightening cycle in April, we positioned the portfolio’s average maturity about five to 10 days shorter than the average money market fund. This posture should help the portfolio’s relative performance if rates keep rising.

The credit profile of the portfolio remains very high, with 100% of the securities classified as “first tier,” meaning that they carry the highest rating from at least two of the major credit rating agencies. While most of the assets are invested in commercial paper and medium-term notes, as shown in the Security Diversification table, they are well diversified by issuer and industry.

Outlook

Although monetary policy is in a “neutral” stance that neither helps nor hinders economic growth, job growth is still strong, inflation is at the upper end of the Fed’s comfort zone, and real rates are still low by historic standards. Based on these observations, we believe that the Fed will raise short-term rates a few more times. This is a plus for money market fund investors.

Respectfully submitted,

James M. McDonald
Chairman of the portfolio’s Investment Advisory Committee

July 13, 2006

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of Investing in Money Market Securities

Since money market portfolios are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the portfolio will avoid principal losses if portfolio holdings default or are downgraded or if interest rates rise sharply in an unusually short period. In addition, the portfolio’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

Glossary

Average maturity: The average of the stated maturity dates of a bond or money market portfolio’s securities. The average maturity for a money market fund is measured in days, whereas a bond fund’s average maturity is measured in years. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation.

Basis point: One one-hundredth of a percentage point, or 0.01%.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Inflation: A sustained increase in prices throughout the economy.

Lipper average: Consists of all the mutual funds in a particular category as tracked by Lipper Inc.

Real interest rate: An inflation-adjusted interest rate that is calculated by subtracting the inflation rate from the nominal interest rate. For example, if the fed funds target rate is 5% and inflation is 2%, the real interest rate is 5% minus 2%, or 3%.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

T. Rowe Price Prime Reserve Portfolio
June 30, 2006 (Unaudited)
(In thousands except shares and per share amounts)

Assets		
Investments in securities, at value (cost $31,731)	$	31,731
Interest receivable		134
Receivable for shares sold		112
Cash		3
Other assets		8
Total assets		31,988
Liabilities		
Payable for investment securities purchased		200
Payable for shares redeemed		55
Due to affiliates		20
Total liabilities		275
NET ASSETS	**$**	**31,713**
Net Assets Consist of:		
Undistributed net realized gain	$	4
Paid-in capital applicable to 31,709,228 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		31,709
NET ASSETS	**$**	**31,713**
NET ASSET VALUE PER SHARE	**$**	**1.00**

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

T. Rowe Price Prime Reserve Portfolio
(Unaudited)
($ 000s)

	6 Months Ended 6/30/06	Year Ended 12/31/05
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 558	$ 750
Net realized loss	–	(1)
Increase in net assets from operations	558	749
Distributions to shareholders		
Net investment income	(558)	(750)
Capital share transactions*		
Shares sold	18,629	19,029
Distributions reinvested	558	750
Shares redeemed	(11,585)	(21,036)
Increase (decrease) in net assets from capital share transactions	7,602	(1,257)
Net Assets		
Increase (decrease) during period	7,602	(1,258)
Beginning of period	24,111	25,369
End of period	**$ 31,713**	**$ 24,111**
Undistributed net investment income	–	–

*Capital share transactions at net asset value of $1.00 per share

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Prime Reserve Portfolio
June 30, 2006 (Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Fixed Income Series, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Prime Reserve Portfolio (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 31, 1996. The fund seeks preservation of capital, liquidity, and, consistent with these, the highest possible current income. Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2006.

At June 30, 2006, the cost of investments for federal income tax purposes was $31,731,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.55% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors’ fees and expenses, and extraordinary expenses are paid directly by the fund.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 8, 2006, the fund’s Board of Directors unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the one-, three-, and five-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper, an independent provider of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that the use of soft dollars as a means of paying for third-party, non-broker research had been eliminated. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. The Board noted that, under the Contract, the fund pays the Manager a single fee based on the fund’s assets and the Manager, in turn, pays all expenses of the fund, with certain exceptions. The Board concluded that, based on the profitability data it reviewed and consistent with this single fee structure, the Contract provided for a reasonable sharing of benefits from any economies of scale with the fund.

Fees
The Board reviewed the fund’s single-fee structure and compared the rate with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s single fee rate was below the median management fee rate and expense ratio for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Annual Meeting Results

The T. Rowe Price Prime Reserve Portfolio held an annual meeting on April 19, 2006, to elect directors to serve on the board of the Portfolio.

The results of the voting were as follows (by number of shares):

To elect the directors listed below:

Jeremiah E. Casey

Affirmative:	38,974,492.508
Withhold:	145,036.649
Total:	39,119,529.157

Anthony W. Deering

Affirmative:	38,974,492.508
Withhold:	145,036.649
Total:	39,119,529.157

Donald W. Dick, Jr.

Affirmative:	38,974,492.508
Withhold:	145,036.649
Total:	39,119,529.157

David K. Fagin

Affirmative:	38,974,492.508
Withhold:	145,036.649
Total:	39,119,529.157

Karen N. Horn

Affirmative:	38,974,492.508
Withhold:	145,036.649
Total:	39,119,529.157

Theo C. Rodgers

Affirmative:	38,974,492.508
Withhold:	145,036.649
Total:	39,119,529.157

John G. Schreiber

Affirmative:	38,974,492.508
Withhold:	145,036.649
Total:	39,119,529.157

Edward C. Bernard

Affirmative:	38,974,492.508
Withhold:	145,036.649
Total:	39,119,529.157

Mary J. Miller

Affirmative:	38,974,492.508
Withhold:	145,036.649
Total:	39,119,529.157

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Fixed Income Series, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 18, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 18, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 18, 2006